Loss Per Share	12 Months Ended
Dec. 31, 2024
Loss Per Share [Abstract]
LOSS PER SHARE

NOTE 14 — LOSS PER SHARE

The Business Combination was accounted for as a common control transaction with respect to AleAnna Energy which is akin to a reverse recapitalization. This conclusion was based on Nautilus’s controlling financial interest in AleAnna Energy prior to the Business Combination and its continued control over the combined entit. Following the Business Combination, Nautilus holds Class A Common Stock, representing a direct controlling economic interest, and Class C HoldCo Units and Class C Common Stock, representing a noncontrolling economic interest classified as NCI in stockholders’ equity in the Company’s consolidated financial statements.

Given this change in equity structure and the requirements of ASC 260, Earnings per Share, the Company retrospectively adjusted its calculation of loss per share for the prior-year period to reflect the impact of the new capital structure in accordance with applicable reverse recapitalization guidance. As a result, the weighted average shares outstanding for the year ended December 31, 2023, were calculated by applying the implied conversion ratio from the Business Combination to the pre-merger AleAnna Energy LLC units, ensuring comparability with the post-Business Combination period.

Basic net loss per share has been computed by dividing net loss attributable to holders of Class A Common Stock by the weighted average number of shares of Class A Common Stock outstanding during the respective periods. Diluted earnings per share of Class A Common Stock was computed by dividing net loss attributable to holders of Class A Common Stock by the weighted-average number of shares of Class A Common Stock outstanding adjusted to give effect to potentially dilutive securities.

The Company’s potentially dilutive securities have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted average number of shares of Class A Common Stock outstanding used to calculate both basic and diluted net loss per share is the same. The following table sets forth the computation of net loss used to compute basic net loss per share of Class A Common Stock for the years ended December 31, 2024 and 2023.

	Year Ended December 31,
	2024	2023
Net loss attributable to Class A Common stockholders before deemed dividend	$(12,343,670)	$(5,160,561)
Deemed dividend to AleAnna Energy Class 1 Preferred Units redemption value	(155,423,177)	(53,219,200)
Income attributable to noncontrolling interests	87,511	—
Net Loss attributable to holders of Class A Common Stock	(167,766,847)	(58,379,761)

Weighted average shares of Class A Common Stock outstanding, basic and diluted	38,286,170	31,643,646
Net loss per share of Class A Common Stock, basic and diluted	$(4.38)	$(1.84)

The AleAnna Energy Class 1 Preferred Units were not considered to be participating based on their contractual rights. However, due to the redemption features of the Class 1 Preferred Units, they were recorded at redemption value and classified as temporary equity in the consolidated balance sheets prior to the Business Combination. The difference between the book value of Class 1 Preferred Units issued and the redemption value, less the amount attributable to the derivative liability discussed in note discussed in Note 7 prior to the Business Combination, was recorded as a deemed dividend. The deemed dividend reduced the net loss attributable to holders of Common Member Units (and subsequently holders of Class A Common Stock) in the calculation of the numerator above.

The 25,994,400 shares of Class C Common Stock and the 11,250,000 Public Warrants were not included in the calculation of diluted weighted average shares of Class A Common Stock outstanding as their inclusion would have been anti-dilutive. Shares of Class C Common Stock are not participating securities; thus, the application of the two-class method is not required.